EXHIBIT 10(L)

                               ESCROW AGREEMENT

THIS Agreement made the 21st day of January, 1997

BETWEEN:

            ALBERT E. WHITEHEAD, 9 East 4th Street, Suite 305, Tulsa, Oklahoma, 74103 - 5109

            (herein called the "Security Holder")

                                                             OF THE FIRST PART

AND:

            MONTREAL TRUST COMPANY, of Suite 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, Canada

            (herein called the "Trustee")

                                                            OF THE SECOND PART

AND:

            SEVEN SEAS PETROLEUM INC., of Suite 960, Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, 77056, U.S.A.

            (herein called the "Issuer")

                                                             OF THE THIRD PART

WHEREAS:

A.          The Security Holder presently owns securities of the Issuer;

B. In furtherance of complying with the requirements of the Toronto Stock Exchange ( the "Exchange" ), the security holder is desirous of depositing in escrow certain securities of the Issuer owned or to be received by him;

C. The Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;
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                                   - 2 -

NOW THEREFORE this Agreement witnesseth that in consideration of the aforesaid agreements, and of the sum of one dollar ($1.00) now paid by the parties hereto, each to the other (receipt of which sum the parties do hereby respectively acknowledge each to the other) the Security Holder covenants and agrees with the Issuer and with the Trustee and the Issuer and the Trustee covenant and agree each with the other and with the Security Holder as follows:

1. The Security Holder hereby places and deposits in escrow those of his securities of the Issuer referred to in Schedule "A" hereto with the Trustee and hereby undertakes and agrees forthwith to deliver those certificates (including any replacement securities or certificates if and when such are issued or allotted) to the Trustee for deposit in escrow.

2. The securities shall, subject to the provisions of paragraph 3 hereof, be released from escrow as follows:

            1/3 on June 29, 1996;

            1/3 on June 29, 1997; and

            1/3 on June 29, 1998.

3           The parties hereby agree that the securities and the beneficial ownership of or any interest in them and the certificates representing them (including any replacement certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with other than as provided for in paragraph 2, without the express consent, order or direction in writing of the Exchange being first had and obtained or except as may be required by reason of the death or bankruptcy of the Security Holder, in which cases the Trustee shall hold the said certificates subject to this Agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

4           The Security Holder hereby directs the Trustee to retain his securities and the certificates (including any replacement securities or certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any transfer, hypothecation or alienation thereof other than as provided for in paragraph 2 except with and as directed by the written consent, order or direction of the Exchange. The Trustee hereby accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof and the written consents, orders or directions of the Exchange.

5           If during the period in which any of the said securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the escrowed securities, any such dividend shall be forthwith paid or transferred to the Security Holder entitled thereto.

6           All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

7           The parties hereby agree that the Exchange may, in certain circumstances, including but not limited to the suspension from trading or delisting of the Issuer by the Exchange, require that all or any of the securities then in escrow be tendered to the Issuer by way of gift or for cancellation. Any such securities shall remain in escrow subject to the terms and conditions of this Agreement until the securities are fully and effectually cancelled or otherwise transferred for the benefit of the Issuer. Where the securities cannot be cancelled, they shall be held for benefit of the Issuer by the Trustee and remain in escrow subject to the terms and conditions of this Agreement but they shall not be voted and any dividends shall be donated back for the benefit of the Issuer.

8           The Issuer and Security Holder hereby agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

9           The Issuer hereby acknowledges the terms and conditions of this
Agreement and agrees to take all reasonable steps to facilitate its performance and to pay the trustee's proper charges for its services as trustee of this escrow.

10          If the Trustee should wish to resign, it shall give at least three months notice to the Issuer, which may, with the written consent of the Exchange, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holder and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

11          The release from escrow of all or part of the said securities shall terminate this Agreement only in respect to those securities so released. For greater certainty, this clause does not apply to securities transferred within escrow.

12. If the Issuer is delisted by the Exchange, thereafter any consent, order or direction of the Exchange herein required will, instead, require the consent, order or direction of the Ontario Securities Commission and the Commission may require that escrowed securities be tendered to the Issuer by way of gift or for cancellation pursuant to paragraph 6 hereof.

13. This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

14. Wherever the singular or masculine are used throughout this Agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

15. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns.

            IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.


SIGNED, SEALED AND DELIVERED by         )
ALBERT E. WHITEHEAD in the presence of: )
                                        )
/s/ GALE L. STATON                      )
Signature                               )
    Gale L. Staton                      )     /s/ ALBERT E. WHITEHEAD
Print Name                              )         ALBERT E. WHITEHEAD
          2442 N. Erie PL.              )
Address                                 )
          Tulsa, Ok 74115-3397          )
                                        )
Executive Secretary                     )
Occupation                              )

MONTREAL TRUST COMPANY

Per:/s/______________________________
      Authorized Signatory

SEVEN SEAS PETROLEUM INC.

Per:/s/______________________________
      Authorized Signatory

                                 SCHEDULE "A"

===================================================================
         NAME OF                 BENEFICIAL           NUMBER OF
     SECURITY HOLDER               OWNER             SECURITIES
===================================================================
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Albert E. Whitehead        Albert E. Whitehead         500,000
===================================================================